SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported): May 21, 1997

                                  TEXOIL, INC.
             (Exact name of registrant as specified in its charter)

                  NEVADA                              0-12633
         (STATE OF INCORPORATION)             (COMMISSION FILE NUMBER)

                                   88-0177083
                       (IRS EMPLOYER IDENTIFICATION NO.)

                          1600 SMITH STREET, SUITE 4000
                              HOUSTON, TEXAS 77002
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  713/652-5741
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                (NOT APPLICABLE)
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS

      EXISTING RIMCO FINANCING. On September 6, 1996, Texoil, Inc., a Nevada corporation (the "Company"), and its wholly-owned operating subsidiary, Texoil Company ("Subsidiary"), entered into a Note Purchase Agreement (the "RIMCO Agreement") with four limited partnerships of which Resource Investors Management Company Limited Partnership ("RIMCO") is the controlling general partner (collectively, the "RIMCO Purchasers"). Under the RIMCO Agreement, the RIMCO Purchasers provide up to $8,000,000 in two separate financings:

      (a) The first financing under the RIMCO Agreement is in the form of Senior Exchangeable General Obligation Notes issued by the Subsidiary in the maximum amount of $3,000,000 (the "Tranche A Notes"). Amounts advanced under the Tranche A Notes accrue interest at a fixed, annual rate of 10%, with interest payable monthly and all outstanding principal plus all accrued and unpaid interest due and payable at maturity. Indebtedness outstanding under the Tranche A Notes is exchangeable, in whole or in part, for The Company's common stock ("Common Stock") at an initial per share price equal to $.80, subject to anti-dilution adjustments. Subsidiary can require the RIMCO Purchasers to make such an exchange if they have funded at least $2,800,000 and the average trading price of the Common Stock for any consecutive 20-day trading period is $3.00 or more. The Company granted the RIMCO Purchasers certain registration rights in respect of shares of Common Stock issuable upon exchange of debt under the Tranche A Notes.

      (b) The second financing is in the form of Senior Secured General Obligation Notes (the "Tranche B Notes") issued by Subsidiary in the maximum amount of $5,000,000. After $2,800,000 in principal has been advanced under the Tranche A Notes, Subsidiary may borrow under the Tranche B Notes until September 1, 1999. The Tranche B Notes will mature September 1, 2002. Amounts advanced under the Tranche B Notes will accrue interest at a fixed, annual rate of 10%, with interest and principal paid monthly from certain revenues generated by the assets pledged to the RIMCO Purchasers to secure the notes.

      NEW RIMCO FINANCING. On May 21, 1997, the Company and the Subsidiary entered into an Amended and Restated Note Purchase Agreement with the RIMCO Purchasers ("Amended RIMCO Agreement"). Under the Amended RIMCO Agreement, the RIMCO Purchasers continue to provide the up to $8,000,000 agreed upon under the RIMCO Agreement. In addition, the RIMCO Purchasers will provide an additional $1,500,000 in a separate financing. Under this new financing, Subsidiary has issued 10% Senior Secured Exchangeable General Obligation Notes in the aggregate original principal amount of $1,500,000 to the RIMCO Purchasers in various amounts (collectively, the "Tranche C Notes"). After $3,000,000 in principal has been advanced under the Tranche A Notes, Subsidiary may borrow under the Tranche C Notes. The Tranche C Notes will mature September 1, 1999. Amounts advanced under the Tranche C Notes will accrue interest at a fixed, annual rate of 10%, with interest paid monthly and all outstanding principal plus all accrued and unpaid interest due and payable at maturity. Indebtedness outstanding under the Tranche C Notes is exchangeable, in whole or in part, for Common Stock at an initial per share price equal to $1.50, subject to anti-dilution adjustments. Subsidiary can require the RIMCO Purchasers to make such an exchange if they have funded at least $1,350,000 under the Tranche C Notes and the average trading price of Common Stock for any consecutive 20-day trading period is $3.00 or more. The Company granted the RIMCO Purchasers certain registration rights in respect of shares of Common Stock issuable upon exchange of debt under the Tranche C Notes.

      The proceeds of the Tranche C Notes are to be used to pay for the Company's share of drilling and completion costs for the initial well to be drilled on each of Raceland Prospect and the Green's Lake Prospect (or for such other purpose as may be consented to in writing by the RIMCO Purchasers).

      Under the RIMCO Agreement, the proceeds of the Tranche B Notes could be used to pay the Company's share of costs to drill, test, complete, equip, deepen, sidetrack and/or recomplete any well located on the Green's Lake Prospect, the Laurel Grove Prospect and the Raceland Prospect OTHER THAN THE FIRST WELL to be drilled by or on behalf of the Company on either of the Green's Lake Prospect or the Raceland Prospect. The Amended RIMCO Agreement expands this use of proceeds to permit Tranche B Proceeds to be used to pay the Company's share of costs to drill, test, complete, equip, deepen, side track and/or recomplete the first well to be drilled on the Raceland Prospect.

      Certain affiliate loans to the Company or the Subsidiary were made expressly subordinate to the financings under the RIMCO Agreement. In connection with the execution of the Amended RIMCO Agreement, all such indebtedness previously made expressly subordinate to the Tranche A Notes and the Tranche B Notes was also made expressly subordinate to the Tranche C Notes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Inapplicable.

      (b)   PRO FORMA FINANCIAL INFORMATION.

                  Inapplicable.

      (c)   EXHIBITS.

            10.1 Amended and Restated Note Purchase Agreement dated as of May 21, 1997, among Texoil Company, Texoil, Inc., and RIMCO Partners, L.P., RIMCO Partners, L.P. II, RIMCO Partners, L.P. III, and RIMCO Partners, L.P. IV (collectively, the "RIMCO PURCHASERS") (filed herewith).

            10.2 Form of 10% Senior Secured Exchangeable General Obligation Notes, each dated as of May 21, 1997, issued by Texoil Company to the RIMCO Purchasers (filed herewith).

            10.3 Amended and Restated Guaranty and Exchange Agreement among Texoil, Inc., Texoil Company and the RIMCO Purchasers dated as of May 21, 1997 (filed herewith).

            10.4 First Amendment to Pledge Agreement dated as of May 21, 1997, executed by Texoil, Inc. for the benefit of the RIMCO Purchasers (filed herewith).

            10.5 First Amendment to Stock Ownership and Registration Rights Agreement dated as of May 21, 1997, by and among Texoil Company, Texoil, Inc. and the RIMCO Purchasers (filed herewith).

            10.6 First Amendment to Subordination Agreement dated as of May 21, 1997, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and Opal Air, Inc. (filed herewith).

            10.7 First Amendment to Subordination Agreement dated as of May 21, 1997, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and T. W. Hoehn, Jr. and Betty Joe Hoehn Revocable Trust (filed herewith).

            10.8 First Amendment to Subordination Agreement dated as of May 21, 1997, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and T. W. Hoehn, Jr. (filed herewith).

            10.9 First Amendment to Subordination Agreement dated as of May 21, 1997, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and T. W. Hoehn, III (filed herewith).

            10.10 First Amendment to Subordination Agreement dated as of May 21, 1997, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and William
      F. Seagle (filed herewith).

            10.11 First Amendment and Supplement to Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of May 21, 1997, from Texoil Company to the RIMCO Purchasers (filed herewith).

            10.12 Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of May 21, 1997, from Texoil Company to the RIMCO Purchasers.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 3, 1997

                                    TEXOIL, INC.

                                    By: /S/ RUBEN MEDRANO
                                            Ruben Medrano, President

                                INDEX OF EXHIBITS

      10.1 Amended and Restated Note Purchase Agreement dated as of May 21, 1997, among Texoil Company, Texoil, Inc., and RIMCO Partners, L.P., RIMCO Partners, L.P. II, RIMCO Partners, L.P. III, and RIMCO Partners, L.P. IV (collectively, the "RIMCO PURCHASERS") (filed herewith).

      10.2 Form of 10% Senior Secured Exchangeable General Obligation Notes, each dated as of May 21, 1997, issued by Texoil Company to the RIMCO Purchasers (filed herewith).

      10.3 Amended and Restated Guaranty and Exchange Agreement among Texoil, Inc., Texoil Company and the RIMCO Purchasers dated as of May 21, 1997 (filed herewith).

      10.4 First Amendment to Pledge Agreement dated as of May 21, 1997, executed by Texoil, Inc. for the benefit of the RIMCO Purchasers (filed herewith).

      10.5 First Amendment to Stock Ownership and Registration Rights Agreement dated as of May 21, 1997, by and among Texoil Company, Texoil, Inc. and the RIMCO Purchasers (filed herewith).

      10.6 First Amendment to Subordination Agreement dated as of May 21, 1997, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and Opal Air, Inc. (filed herewith).

      10.7 First Amendment to Subordination Agreement dated as of May 21, 1997, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and T. W. Hoehn, Jr. and Betty Joe Hoehn Revocable Trust (filed herewith).

      10.8 First Amendment to Subordination Agreement dated as of May 21, 1997, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and T. W. Hoehn, Jr. (filed herewith).

      10.9 First Amendment to Subordination Agreement dated as of May 21, 1997, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and T. W. Hoehn, III (filed herewith).

      10.10 First Amendment to Subordination Agreement dated as of May 21, 1997, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and William F. Seagle (filed herewith).

      10.11 First Amendment and Supplement to Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of May 21, 1997, from Texoil Company to the RIMCO Purchasers (filed herewith).

      10.12 Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of May 21, 1997, from Texoil Company to the RIMCO Purchasers.